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       SUPPLEMENT DATED APRIL 8, 2005 TO PROSPECTUS DATED JANUARY 28, 2005


                        NOTICE REGARDING CLOSING OF FUND


BARON SMALL CAP FUND
--------------------

CLOSING THE FUND

BARON SMALL CAP FUND is closed to new investors as of 4:00 pm NYC time, APRIL 22, 2005, to preserve the Adviser's ability to effectively manage the Fund. This closing does not affect other Baron Funds.

If you are already a shareholder of BARON SMALL CAP FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

     o    financial advisers with existing clients in BARON SMALL CAP FUND
     o    clients of retirement plan providers or 529 plan providers
     o    employees of the Adviser and their family members

THE FUND WILL BE CLOSED UNTIL FURTHER NOTICE. If you have any questions about whether you are able to purchase shares of BARON SMALL CAP FUND, please call 1-800-99BARON or e-mail us at info@BaronFunds.com.






This information supplements the prospectus dated January 28, 2005. This supplement and the prospectus constitute a current prospectus. To request another copy of the prospectus, please call 1-800-992-2766 or visit our website at BaronFunds.com.